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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 12, 1996

                    COLOROCS INFORMATION TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)



           GEORGIA                  0-14392                   58-1482573
(State of Incorporation)     (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)



                        5600 OAKBROOK PARKWAY, SUITE 240
                            NORCROSS, GEORGIA  30093
          (Address of principal executive offices, including zip code)


                                 (770) 447-3570
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

        In December 1995, Colorocs Information Technologies, Inc. (the "Company" or the "Registrant") obtained a six month exclusive license, and an option to acquire a permanent exclusive license, from ViewCall Europe Plc, an English corporation ("VCE"), and Walzer Corporation, a British Virgin Islands corporation ("Walzer"), to distribute a television set top box ("STB") that provides users with direct access to the Internet through a television and an ordinary telephone line. Effective June 23, 1996, Viewcall America, Inc., a Georgia Corporation organized by the Company ("VCA") entered into agreements with VCE and Walzer which granted VCA a perpetual exclusive license for the use of the technology related to the STB (the "Technology"), including its distribution, in North America.

Upon the organization of VCA in June 1996, VCA issued 4,900,000 shares of its Common Stock to the Company in exchange for the Company's option to acquire the perpetual exclusive license and $5,000,000 in cash from the Company. VCA also issued 1,000,000 shares of its Common Stock to Walzer in connection with VCA's acquisition of the permanent exclusive license. In addition, VCA and VCE organized ViewCall Technology, Inc., a Georgia corporation ("VCT") which is owned equally by VCA and VCE, and VCA, VCE and Walzer transferred all its rights to the Technology to VCT. VCT assumed certain obligations in connection with the implementation and development of the Technology, and VCA agreed to provide up to $1,000,000 to VCT for the implementation and development of the Technology. VCT granted a royalty free perpetual exclusive license for North America to VCA and granted a royalty free perpetual exclusive license for Europe to VCE. VCT granted exclusive rights to the Technology for all territories outside of North America and Europe to Walzer subject to the payment of certain royalties. Additionally, VCA and Walzer organized ViewCall South America, Inc., a Georgia corporation ("VCSA"), of which a majority of the capital stock is owned by VCA and the remaining capital stock is owned by Walzer. VCA paid $250,000 to Walzer in connection with this license for its ownership interest in VCSA. Walzer granted exclusive rights to the Technology in South America to VCSA.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COLOROCS INFORMATION TECHNOLOGIES, INC.
                                           (REGISTRANT)



                                  /s/ MICHAEL J. CASEY
                                  -----------------------------
                                  Michael J. Casey
                                  Vice President, Finance and
                                  Chief Financial Officer

Date:  July 12, 1996





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